[GRAPHIC OMITTED]

                                  HIGH INCOME
                             ----------------------
                          [LOGO] Opportunity Fund, Inc.

                                                              Semi-Annual Report

                                                              March 31, 2000

[PHOTO OMITTED]                           [PHOTO OMITTED]

HEATH B.                                  JOHN C.
MCLENDON                                  BIANCHI, CFA

Chairman                                  Vice President

High Income Opportunity Fund Inc.

Dear Shareholder:

We are pleased to provide the semi-annual report for the High Income Opportunity Fund Inc. ("Fund") for the period ended March 31, 2000. Any discussion of the Fund's holdings is as of March 31, 2000. Please refer to pages six through 18 for a list of the Fund's holdings.

During the past six months, the Fund paid income dividends totaling $0.50 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its March 31, 1999 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(1)

              Price               Annualized             Six-Month
            Per Share         Distribution Rate(2)     Total Return
          -------------       --------------------     ------------
          $10.07 (NAV)              10.01%                 2.09%
          $8.625 (NYSE)             11.69%                 0.14%

The Fund generated a return based on NAV of 2.09% for the past six months. These results were significantly better than the six-month average total return of 0.35% for non-leveraged, closed-end, high-yield bond funds as reported by Lipper, Inc., an independent mutual fund performance tracking organization. Again, past performance is not indicative of future results.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets, and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investors buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

(2) Total returns are based on changes in net asset value ("NAV") and the market value, respectively, and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized and then divided by the NAV or the market value noted in the above chart. This annualized distribution rate assumed a current monthly income dividend rate of $0.084 for twelve months. This rate is as of April 20, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

Special Shareholder Notice -- Share Repurchase Program

We have continued our effort to reduce the Fund's shares' discount to NAV through our share repurchase program. This program, which commenced on October 19, 1999, is believed to be an opportunity to take advantage of market price fluctuations with the objective of offering long-term value to the Fund's shareholders. The Fund intends to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable and subsequently retire them.

This repurchase program has added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program, the Fund has repurchased and retired 2,734,300 shares at a cost of approximately $24,128,827. As of March 31, 2000, this repurchase program has increased the Fund's shares' NAV by $0.0633.

The Board of Directors ("Board") believes that this share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of increasing the Fund's per share NAV. However, there can be no assurance that the Board will continue this program.

Market and Economic Overview

During the past nine months, the Federal Reserve Board ("Fed") raised short-term interest rates five times for a total of 125 basis points. (A basis point is 0.01% or one one-hundredth of a percent.) In our view, the Fed may increase rates again at its next meeting scheduled on May 16, 2000.(3) And while no assurances can be made, we believe the Fed's actions may slow down the historic rate of economic growth as well as help to reduce the amount of speculation in the stock market.

Primarily due to rising interest rates and a potential slowdown in economic growth later on in 2000, we have begun to see higher volatility in the stock market in recent weeks, which, in our opinion, may ultimately dampen investors' exuberance for stocks. As many investors reassess the total return prospects of stocks and look to reallocate their portfolios, the bond market, including high-yield bonds, may eventually benefit from any renewed interest. However, this potential shift in investor psychology may not become pronounced until the second half of the year.

During the past six months, the high-yield sector of the U.S. bond market continued to go down due to investor fears over continued economic growth, potentially higher inflation and a more restrictive Fed monetary policy. In addition, the high-yield bond market underperformed the overall bond market

----------
(3) On Tuesday, May 16, 2000 the Fed raised interest rates by 0.50%, to 6.50%, after this letter was written.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
with modestly negative total returns in the negative 1.00% to negative 1.25% range, compared to the 1.25% return of 10-Year U.S. Treasuries which are fast becoming the new bond market benchmark. In addition, the high-yield bond market was negatively affected by continued outflows from open-end high-yield bond mutual funds, rate increases by the Fed, higher default rates in the overall high-yield market and growing fears over slower economic growth given the increase in short-term interest rates.

Recently, it appears that bond investors are beginning to believe that the Fed should be able to engineer a "soft landing" for the U.S. economy, which, in our view, would be a positive development for high-yield bonds. On the other hand, depending upon the severity of any eventual economic slowdown, high-yield bonds may also be negatively affected.

While market conditions for high-yield bonds remained challenging during the past six months, we remain optimistic that we may be nearing a bottom in prices in the high-yield bond market and expect to see improving trends in the second half of 2000. In the near term, we remain cautious given the increased volatility in the stock market and the potential for additional interest rate increases by the Fed, as it attempts to contain excessive economic growth and any subsequent inflationary pressures. Yet, despite our short-term caution, we believe the high-yield bond market is attractively valued at current levels and that we are in a strong position to take advantage of any economic or market dislocations that may occur over the next six months.

Portfolio Strategy

During the reporting period, we sought to maintain a balance in the Fund's portfolio between the higher growth sectors such as telecommunications, technology, and cable & media and some of what we believed were issues from better-positioned basic industries such as forest products, paper, energy and specialty chemicals. During the period, we had added to our basic industry positions on the assumption that stronger U.S. and global economic growth would benefit a number of the U.S. economy's industrial segments. Some of the Fund's better-performing investments during the period included:

      o     Huntsman Corp., a large specialty chemical company

      o     R & B Falcon, a major oil and gas services company

      o     Tembec, a paper and forest products company

      o     Nextel, a fast-growing wireless communications company

      o     NEXTLINK, a fast-growing local telecommunications company

      o     Verio, a fast-growing Internet service provider (ISP)


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

Our yield-oriented strategy did penalize us somewhat from a performance standpoint in the first quarter of 2000 as the high-yield bond market reacted negatively to higher short-term interest rates, new issue supply pressure in the middle-quality segment of the market and higher stock market volatility.

We have continued to reposition the portfolio with a continued emphasis on middle-quality B/B rated issues that offer what we think are the best yield potential. We also believe our yield-oriented strategy should work more effectively if rates continue to rise. Moreover, we have sought to eliminate underperforming companies that appear to be increasingly vulnerable to default. We are pleased to report that the Fund had no defaulting issues in the past six months and, while no guarantees can be made, we intend to work diligently to minimize any potential problems in the portfolio going forward.

Conclusion

We see many compelling values in the high-yield bond market with many issues trading at what we view are attractive discounts. Our strategy going forward will be to focus on what we believe are the better-quality names in each sector and look to pick up additional yield potential when deemed prudent. As previously noted, we have a positive outlook on the total return prospects for the high-yield bond market at current valuation levels, especially given the continued health of the U.S. economy.

And while the future is always uncertain, we remain confident that our patience may be rewarded later on this year since we expect that the Fed may be ultimately successful in limiting the amount of excess speculation in the financial markets. Should you have any questions about your investment in the Fund, please call PFPC Global Services at (800) 331-1710. Thank you for your continued confidence in our investment management approach.

Sincerely,

Sincerely,


/s/ Heath B. McLendon                   /s/ John C. Bianchi

Heath B. McLendon                       John C. Bianchi, CFA
Chairman                                Vice President

April 20, 2000


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 30. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
CORPORATE BONDS AND NOTES-- 92.4%
Aerospace-- 0.5%
                           Be Aerospace:
  1,025,000       B          Sr. Sub. Notes, 9.875% due 2/1/06                                                      $     925,063
    745,000       B1*        Sr. Sub. Notes, 9.500% due 11/1/08                                                           644,425
  2,005,000       B-       Dunlop Standard Aerospace, Sr. Notes,
                             11.875% due 5/15/09                                                                        2,045,100
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,614,588
---------------------------------------------------------------------------------------------------------------------------------
Airlines-- 1.2%
  9,969,120       BB       Airplanes Pass-Through Trust, Collateralized Mortgage
                             Obligation, Series D, 10.875% due 3/15/12                                                  8,553,206
---------------------------------------------------------------------------------------------------------------------------------
Aluminium-- 1.5%
                           Kaiser Aluminium Chemical Corp.:
    850,000       B1*        Series B, Sr. Notes, 10.875% due 10/15/06                                                    824,500
    755,000       B1*        Series D, Sr. Notes, 10.875% due 10/15/06                                                    732,350
  9,175,000       B3*        Sr. Sub. Notes, 12.750% due 2/1/03                                                         8,762,125
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,318,975
---------------------------------------------------------------------------------------------------------------------------------
Apparel-- 0.1%
    930,000       B-       Tropical Sportswear International Corp., Series A,
                             Company Guaranteed, 11.000% due 6/15/08                                                      864,900
---------------------------------------------------------------------------------------------------------------------------------
Auto Parts:O.E.M-- 1.7%
  5,520,000       B        Collins & Aikman Products Co., Company Guaranteed,
                             11.500% due 4/15/06                                                                        5,416,500
  1,355,000       B        Dura Operating Corp., Series B, Company Guaranteed,
                             9.000% due 5/1/09                                                                          1,212,725
                           Hayes Lemmerz International Inc., Company Guaranteed:
  1,195,000       B          Series B, 8.250% due 12/15/08                                                              1,039,650
  1,160,000       B          11.000% due 7/15/06                                                                        1,180,300
  3,065,000       B+       Tenneco Automotive Inc., Series B, Company Guaranteed,
                             11.625% due 10/15/09                                                                       2,996,038
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,845,213
---------------------------------------------------------------------------------------------------------------------------------

Broadcasting-- 0.8%
  3,955,700       NR       AMFM Operating, Inc., Debentures, 12.625%
                             due 10/31/06                                                                               4,549,055
    890,000       B        Capstar Broadcasting Partners, Inc., Sr. Discount Notes,
                             step bond to yield 11.002% due 2/1/09                                                        799,887
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,348,942
---------------------------------------------------------------------------------------------------------------------------------
Building Products-- 1.4%
  1,945,000       B        Amatek Industries Property Ltd., Sr. Sub. Notes,
                             12.000% due 2/15/08                                                                        1,840,456
  2,020,000       B        Atrium Companies Inc., Series B, Company Guaranteed,
                             10.500% due 5/1/09                                                                         1,913,950

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Building Products-- 1.4% (continued)
                           Nortek Inc., Series B, Sr. Notes:
  3,420,000       B+         9.250% due 3/15/07                                                                     $   3,180,600
  3,150,000       B+         9.125% due 9/1/07                                                                          2,898,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,833,006
---------------------------------------------------------------------------------------------------------------------------------
Cable Television-- 11.2%
                           Adelphia Communications Corp., Sr. Notes:
  5,520,000       B+         9.875% due 3/1/07                                                                          5,354,400
  1,790,000       BB-        8.375% due 11/15/17                                                                        1,432,000
    890,000       CCC+     Cable Satisfaction International, Sr. Notes,
                             12.750% due 3/1/10                                                                           876,650
                           Century Communications Corp.:
  4,760,000       BB-        Series B, Sr. Discount Notes, step bond to yield
                              10.710% due 1/15/08                                                                       1,975,400
    700,000       BB-        Sr. Notes, 9.750% due 2/15/02                                                                703,500
                           Charter Communications Holdings Capital LLC:
  8,500,000       B+         Sr. Discount Notes, step bond to yield
                              11.713% due 1/15/10+                                                                      4,653,750
  2,160,000       B+         Sr. Notes, 10.000% due 4/1/09+                                                             2,089,800
  3,625,000       BB-      CSC Holdings Inc., Sr. Sub. Debentures,
                             10.500% due 5/15/16                                                                        4,001,094
  1,900,000 GBP   B-       Diamond Holdings PLC, Company Guaranteed,
                             10.000% due 2/1/08                                                                         2,955,299
  1,835,000       B        Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                                             1,775,363
  6,485,000       B-       NTL Inc., Series B, Sr. Notes, 11.500% due 10/1/08                                           6,695,762
  2,505,000       B-       RCN Corp., Sr. Discount Notes, step bond to yield
                             11.461% due 10/15/07                                                                       1,609,462
  7,260,000       BB-      Rogers Cablesystems, Ltd., Company Guaranteed,
                             11.000% due 12/1/15                                                                        8,131,200
  3,650,000       B+       TeleWest Communications PLC, Sr. Notes,
                             11.250% due 11/1/08                                                                        3,777,750
 27,880,000       B-       United International Holdings, Inc., Series B,
                             Sr. Discount Notes, step bond to yield
                             11.176% due 2/15/08                                                                       19,237,200
 22,000,000       B        United Pan Europe Communications NV, Series B,
                             Sr. Discount Notes, step bond to yield
                             12.500% due 8/1/09                                                                        11,715,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       76,983,630
---------------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling-- 2.1%
    705,000       BB+      Circus Circus Enterprises Inc., Sr. Sub. Debenture,
                             7.625% due 7/15/13                                                                           549,900
  1,790,000       B        Harveys Casino Resorts, Sr. Sub. Notes,
                             10.625% due 6/1/06                                                                         1,834,750

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Casinos/Gambling -- 2.1% (continued)
                           Hollywood Casino:
  3,185,000       B          Company Guaranteed, 11.250% due 5/1/07                                                 $   3,208,888
    850,000       B          1st Mortgage Notes, 13.000% due 8/1/06+                                                      909,500
  1,450,000       NR       Jazz Casino Co LLC, Sr. Sub. Notes,
                             5.867% due 11/15/09                                                                          456,750
                           Sun International Hotels, Company Guaranteed:
  2,110,000       Ba3*       9.000% due 3/15/07                                                                         1,899,000
  2,645,000       Ba3*       8.625% due 12/15/07                                                                        2,413,563
  3,230,000       B-       Venetian Casino, Company Guaranteed,
                             12.250% due 11/15/04                                                                       3,052,350
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,324,701
---------------------------------------------------------------------------------------------------------------------------------
Chemicals - Major-- 1.6%
                           Huntsman Corp.:
  3,880,000       B+         Company Guaranteed, 10.125% due 7/1/09                                                     3,744,200
 17,800,000       B+         Sr. Discount Notes, 12.710% due 12/31/09                                                   5,251,000
  2,265,000       B+       Terra Industries, Series B, Sr. Notes, 10.500% due 6/15/05                                   1,721,400
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,716,600
---------------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty-- 0.5%
  3,295,000       B        Avecia Group PLC, Company Guaranteed,
                             11.000% due 7/1/09                                                                         3,311,475
---------------------------------------------------------------------------------------------------------------------------------
Coal Mining-- 0.2%
  4,750,000       Caa*     AEI Resources Inc., Company Guaranteed,
                             10.500% due 12/15/05+                                                                      1,045,000
---------------------------------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks-- 0.5%
  3,775,000       B        Columbus McKinnon Corp., Company Guaranteed,
                             8.500% due 4/1/08                                                                          3,317,281
---------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging-- 3.3%
  5,500,000 EUR   B1*      BSN Financing Co.,Series B, Company Guaranteed,
                             10.250% due 8/1/09+                                                                        5,499,789
  1,195,000       B        BWAY Corp., Company Guaranteed,
                             10.250% due 4/15/07                                                                        1,076,994
  3,250,000       B        Huntsman Packaging Corp., Company Guaranteed,
                             9.125% due 10/1/07                                                                         3,071,250
  6,285,000       B        Stone Container Finance Corp., Company Guaranteed,
                             11.500% due 8/15/06+                                                                       6,654,244
  3,725,000       B-       Sweetheart Cup Co Inc., Sr. Sub Notes,
                             10.500% due 9/1/03                                                                         3,529,437
                           Tekni-Plex Inc., Series B:
    150,000       B-         Company Guaranteed, 9.250% due 3/1/08                                                        143,250
  2,435,000       B-         Sr. Sub. Notes, 11.250% due 4/1/07                                                         2,501,963
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       22,476,927
---------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Contract Drilling-- 1.8%
                           Parker Drilling Co.:
  1,655,000       B+         Company Guaranteed, Series D, 9.750% due 11/15/06                                      $   1,601,212
    595,000       B-         5.500% due 8/1/04                                                                            449,969
  3,490,000       BB       Pride International Inc., Sr. Notes, 10.000% due 6/1/09                                      3,437,650
  3,375,000       Ba3*     R&B Falcon Co., Sr. Notes, 12.250% due 3/15/06                                               3,623,906
  3,095,000       BB-      RBF Finance Co., Company Guaranteed,
                             11.375% due 3/15/09                                                                        3,346,469
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,459,206
---------------------------------------------------------------------------------------------------------------------------------
Discount Stores-- 0.9%
  3,340,000       B+       Ames Department Stores Inc., Sr. Notes,
                             10.000% due 4/15/06                                                                        3,097,850
  2,900,000       BB+      Kmart Corp., Debentures, 12.500% due 3/1/05                                                  3,277,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,374,850
---------------------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services-- 1.5%
  4,950,000       B2*      Intertek Finance PLC., Series B, Company Guaranteed,
                             10.250% due 11/1/06                                                                        4,207,500
  6,675,000       B-       Outsourcing Solutions Inc., Series B, Sr. Sub. Notes,
                             11.000% due 11/1/06                                                                        6,032,531
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,240,031
---------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services-- 0.4%
                           Amresco, Inc., Sr. Sub. Notes:
  1,850,000       Caa*       Series 97-A, 10.000% due 3/15/04                                                           1,341,250
  1,890,000       Caa*       Series 98-A, 9.875% due 3/15/05                                                            1,370,250
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,711,500
---------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing-- 0.9%
  2,050,000       B-       Blount Inc., Company Guaranteed, 13.000% due 8/1/09                                          2,111,500
  4,475,000       B+       Park-Ohio Industries Inc., Sr. Sub. Notes,
                             9.250% due 12/1/07                                                                         3,938,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,049,500
---------------------------------------------------------------------------------------------------------------------------------
Drugs - Generic-- 1.3%
  9,535,000       BB       ICN Pharmaceuticals Inc., Series B, Sr. Notes,
                             9.250% due 8/15/05                                                                         9,272,788
---------------------------------------------------------------------------------------------------------------------------------
Electronic Components-- 0.5%
  2,996,000       B+       Celestica International Inc., Sr. Sub. Notes,
                             10.500% due 12/31/06                                                                       3,145,800
---------------------------------------------------------------------------------------------------------------------------------
Engineering and Construction-- 1.2%
  1,285,000       B-       American Plumbing & Mechanical Inc., Series B,
                             Company Guaranteed, 11.625% due 10/15/08                                                   1,169,350
  1,700,000       BB-      Integrated Electrical Services, Inc., Series B,
                             Company Guaranteed, 9.375% due 2/1/09                                                      1,449,250
  2,155,000       B-       Orius Capital Corp., Sr. Sub. Notes, 12.750% due 2/1/10+                                     2,165,775
  3,870,000       B+       URS Corp., Series B, Sr. Sub. Notes, 12.250% due 5/1/09                                      3,908,700
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        8,693,075
---------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Environmental Services-- 1.8%
                           Allied Waste Corp., Series B, Company Guaranteed:
  1,160,000       BB         7.875% due 1/1/09                                                                      $     928,000
 13,430,000       B+         10.000% due 8/1/09                                                                         9,971,775
  1,670,000       B+       IT Group, Inc., Series B, Company Guaranteed,
                             11.250% due 4/1/09                                                                         1,592,763
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,492,538
---------------------------------------------------------------------------------------------------------------------------------
Food Distributors-- 2.2%
  2,625,000       B-       Agrilink Foods Inc., Company Guaranteed,
                             11.875% due 11/1/08                                                                        2,480,625
  6,615,000       B2*      Carrols Corp., Company Guaranteed,
                             9.500% due 12/1/08                                                                         5,672,363
  2,535,000       B-       Premier International Foods PLC, Sr. Notes,
                             12.000% due 9/1/09+                                                                        2,382,900
  4,870,000       B        SC International Services, Inc., Series B,
                             Company Guaranteed, 9.250% due 9/1/07                                                      4,675,200
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       15,211,088
---------------------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy-- 0.7%
  4,575,000       B-       B&G Foods Inc., Company Guaranteed,
                             9.625% due 8/1/07                                                                          3,682,875
  5,340,000       B2*      Imperial Holly Corp., Company Guaranteed,
                            9.750% due 12/15/07                                                                         1,388,400
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,071,275
---------------------------------------------------------------------------------------------------------------------------------
Forest Products-- 1.1%
  4,955,000       B        Ainsworth Lumber Co. Ltd., Sr. Notes,
                             12.500% due 7/15/07                                                                        5,382,369
  2,070,000       B+       Millar Western Forest, Sr. Notes, 9.875% due 5/15/08                                         1,950,975
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        7,333,344
---------------------------------------------------------------------------------------------------------------------------------
Home Furnishing-- 0.3%
  2,130,000       B        Falcon Products, Inc., Series B, Company Guaranteed,
                             11.375% due 6/15/09                                                                        1,988,888
---------------------------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management-- 1.7%
  3,575,000       Ba3*     Fresenius Medical Care Capital Trust I, Company
                             Guaranteed Trust Preferred Securities,
                             9.000% due 12/1/06                                                                         3,396,250
 11,530,000       B-       Magellan Health Services, Inc., Sr. Sub. Notes,
                             9.000% due 2/15/08                                                                         8,532,200
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       11,928,450
---------------------------------------------------------------------------------------------------------------------------------
Hotel/Resort-- 1.5%
  1,765,000       B-       Courtyard By Marriott II LP, Series B,
                             Sr. Notes, 10.750% due 2/1/08                                                              1,709,844
  2,825,000       BB       HMH Properties, Inc., Sr. Notes, Series C,
                             8.450% due 12/1/08                                                                         2,464,813

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Hotel/Resort-- 1.5% (continued)
                           Intrawest Corp., Sr. Notes:
  3,150,000       B+         9.750% due 8/15/08+                                                                    $   2,992,500
  3,490,000       B+         10.500% due 2/1/10+                                                                        3,420,200
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10,587,357
---------------------------------------------------------------------------------------------------------------------------------
Insurance - Multi-Line-- 0.4%
  4,175,000       B        Veritas Capital Trust, Company Guaranteed Trust
                             Preferred Securities, 10.000% due 1/1/28                                                   2,546,750
---------------------------------------------------------------------------------------------------------------------------------
Internet Services-- 5.8%
    920,000       NR       Colo.com, 13.875% due 3/15/10 @                                                                929,200
  1,705,000       Caa*     Cybernet Internet Services International, Sr. Notes,
                             14.000% due 7/1/09                                                                         1,364,000
  4,350,000       B-       Exodus Communications Inc., Sr. Notes,
                             10.750% due 12/15/09                                                                       4,263,000
  3,110,000       NR       Globix Corp., Sr. Notes, 12.500% due 2/1/10                                                  2,845,650
                           PSINet Inc., Sr. Notes:
  4,840,000       B-         11.500% due 11/1/08                                                                        4,791,600
  3,285,000       B-         11.000% due 8/1/09                                                                         3,161,813
  1,375,000 EUR   B-         11.000% due 8/1/09                                                                         1,289,424
  4,725,000       B-         11.000% due 8/1/09                                                                         4,583,250
  2,260,000       B3*      Rhythms Netconnections, Sr. Notes, 14.000% due 2/15/10+                                      1,966,200
  5,675,000       NR       Splitrock Services, Inc., Series B, Company Guaranteed,
                             11.750% due 7/15/08                                                                        6,015,500
                           Verio Inc., Sr. Notes:
  3,545,000       B-         11.250% due 12/1/08                                                                        3,518,413
  3,530,000       B-         10.625% due 11/15/09+                                                                      3,441,750
  2,605,000       CCC+     WAM!NET Inc., Series B, Company Guaranteed,
                             step bond to yield 12.812% due 3/1/05                                                      1,484,850
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       39,654,650
---------------------------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment-- 0.6%
  3,750,000       B-       Premier Parks Inc., Sr. Discount Notes,
                             step bond to yield 10.873% due 4/1/08                                                      2,400,000
  2,050,000       B-       SFX Entertainment, Inc., Series B, Company Guaranteed,
                             9.125% due 2/1/08                                                                          2,034,625
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,434,625
---------------------------------------------------------------------------------------------------------------------------------
Medical Specialties-- 0.4%
  3,450,000       B-       Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                             11.250% due 6/15/09                                                                        2,760,000
---------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Multi-Sector Companies-- 0.5%
  3,865,000       B-       Triarc Consumer Beverage, Company Guaranteed,
                             10.250% due 2/15/09                                                                    $   3,652,425
---------------------------------------------------------------------------------------------------------------------------------
Newspapers-- 0.6%
  4,295,000       B+       Garden State Newspapers, Inc., Sr. Sub. Notes,
                             8.625% due 7/1/11                                                                          3,795,706
---------------------------------------------------------------------------------------------------------------------------------
Oil and Gas Production-- 2.5%
                           Belco Oil & Gas Corp., Series B:
  1,200,000       B1*        Company Guaranteed, 10.500% due 4/1/06                                                     1,219,500
  2,195,000       B1*        Sr. Sub. Notes, 8.875% due 9/15/07                                                         2,046,838
  2,375,000       B        Canadian Forest Oil Ltd., Company Guaranteed,
                             8.750% due 9/15/07                                                                         2,190,937
  3,450,000       B        Chesapeake Energy Corp., Series B, Company Guaranteed,
                             9.625% due 5/1/05                                                                          3,234,375
  2,705,000       B        Forest Oil Corp., Company Guaranteed,
                             10.500% due 1/15/06                                                                        2,745,575
  2,905,000       B+       Nuevo Energy Co., Sr. Sub. Notes, 9.500% due 6/1/08                                          2,817,850
  2,555,000       B        Stone Energy Corp., Company Guaranteed,
                             8.750% due 9/15/07                                                                         2,376,150
    545,000       B+       Vintage Petroleum, Inc., Sr. Sub. Notes,
                             9.750% due 6/30/09                                                                           552,494
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       17,183,719
---------------------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing-- 0.3%
  3,740,000       B        Clark USA Inc., Series B, Sr. Notes,
                             10.875% due 12/1/05                                                                        2,019,600
---------------------------------------------------------------------------------------------------------------------------------
Oil and Gas Transmission-- 0.3%
  2,175,000       BB-      Leviathan Gas Pipeline Partners, LP, Series B,
                            Company Guaranteed, 10.375% due 6/1/09                                                      2,229,375
---------------------------------------------------------------------------------------------------------------------------------
Paper-- 3.0%
                           Doman Industries Ltd.:
  6,055,000       B          Sr. Notes, 8.750% due 3/15/04                                                              4,995,375
  1,165,000       B          Sr. Notes, 9.250% due 11/15/07                                                               897,050
  3,110,000       CCC+     Repap New Brunswick Inc., Sr. Notes,
                             10.625% due 4/15/05                                                                        2,791,225
                           Riverwood International Corp., Company Guaranteed:
  3,430,000       B-         10.625% due 8/1/07                                                                         3,378,550
  7,390,000       CCC+       10.875% due 4/1/08                                                                         6,909,650
    231,750       NR       SD Warren Co., Debentures, 14.000% due 12/15/06                                                257,242
  1,240,000       BB+      Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05                                          1,240,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       20,469,092
---------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals-- 0.5%
  3,510,000       B        King Pharmaceuticals, Inc., Company Guaranteed,
                             10.750% due 2/15/09                                                                        3,492,450
---------------------------------------------------------------------------------------------------------------------------------
Photographic Products-- 0.6%
  3,820,000       BB-      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                                               3,867,750
---------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Printing/Forms-- 0.7%
  1,765,000       B        Merrill Corp., 12.000% due 5/1/09@                                                       $   1,720,875
  2,100,000 GBP   B        Polestar Corp. PLC, Series B, Sr. Notes,
                            10.500% due 5/30/08                                                                         3,182,630
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,903,505
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts-- 0.5%
  4,000,000       NR       Ocwen Asset Investment Corp., Sr. Notes,
                             11.500% due 7/1/05                                                                         3,240,000
---------------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies-- 0.7%
  2,825,000       BB-      Avis Rent a Car, Inc., Company Guaranteed,
                             11.000% due 5/1/09                                                                         2,817,938
    820,000       B        NationsRent, Inc., Company Guaranteed,
                             10.375% due 12/15/08                                                                         742,100
                           United Rentals, Inc., Series B, Company Guaranteed:
    910,000       BB-        9.250% due 1/15/09                                                                           823,550
    870,000       BB-        9.000% due 4/1/09                                                                            774,300
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,157,888
---------------------------------------------------------------------------------------------------------------------------------
Retail - Food Chains-- 0.2%
  1,390,000       B+       Stater Brothers Holdings Inc., Sr. Notes,
                             10.750% due 8/15/06                                                                        1,379,575
---------------------------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores-- 0.4%
  3,065,000       B-       Advance Stores Co., Inc., Series B, Company Guaranteed,
                             10.250% due 4/15/08                                                                        2,452,000
---------------------------------------------------------------------------------------------------------------------------------
Savings and Loan Associations-- 0.8%
                           Ocwen Capital Trust I Corp.:
  5,500,000       B2*        Company Guaranteed, 10.875% due 8/1/27                                                     3,245,000
  2,600,000       B+         Notes, 11.875% due 10/1/03                                                                 2,366,000
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,611,000
---------------------------------------------------------------------------------------------------------------------------------
Semiconductors-- 0.9%
  6,510,000       B        Fairchild Semiconductor Corp., Sr. Sub. Notes,
                             10.125% due 3/15/07                                                                        6,347,250
---------------------------------------------------------------------------------------------------------------------------------
Steel/Iron Ore-- 2.1%
    600,000       B1*      Algoma Steel Inc., 1st Mortgage Notes,
                             12.375% due 7/15/05                                                                          583,500
  1,875,000       BB-      LTV Corp.,Sr. Notes, 11.750% due 11/15/09+                                                   1,837,500
  3,280,000       CCC+     Metal Management Inc., Company Guaranteed,
                             10.000% due 5/15/08                                                                        2,488,700
  3,495,000       B+       Russel Metals Inc./RMI USA LLC,
                             10.000% due 6/1/09@                                                                        3,451,313
  4,075,000       B+       WCI Steel, Inc., Series B, Sr. Notes, 10.000% due 12/1/04                                    3,993,500
  2,045,000       B-       WHX Corp., Sr. Notes, 10.500% due 4/15/05                                                    1,901,850
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,256,363
---------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Telecommunications - Major U.S.-- 0.3%
  1,760,000       B2*      Omnipoint Corp., Series A, Sr. Notes,
                             11.625% due 8/15/06                                                                    $   1,881,000
---------------------------------------------------------------------------------------------------------------------------------
Telecommunications-Other-- 11.9%
  1,390,000       B+       Call-Net Enterprises, Inc., Sr. Notes,
                             9.375% due 5/15/09                                                                         1,070,300
  1,250,000 EUR   B+       Esat Telecom Group PLC, Sr. Notes,
                             11.875% due 11/1/09                                                                        1,519,080
                           Focal Communications Corp.:
  1,750,000       B          Series B, Sr. Discount Notes, step bond to yield
                               12.978% due 2/15/08                                                                      1,155,000
  1,395,000       B          Sr. Notes 11.875% due 1/15/10+                                                             1,408,950
  3,400,000 EUR   B        Global Telesystems, Bonds, 11.000% due 12/1/09+                                              3,123,325
  2,490,000       CCC+     Gt Group Telecom, step bond to yield
                             13.250% due 2/1/10@                                                                        1,394,400
                           Esprit Telecom Group PLC, Sr. Notes:
  3,900,000       B-         11.500% due 12/15/07                                                                       3,588,000
  4,000,000 DEM   B-         11.500% due 12/15/07                                                                       1,859,099
  2,250,000       B-         10.875% due 6/15/08                                                                        2,030,625
                           Hermes Europe Railtel B.V., Sr. Notes:
  6,250,000       B          11.500% due 8/15/07                                                                        5,906,250
  1,170,000       B          10.375% due 1/15/09                                                                        1,053,000
                           ICG Holdings Inc.:
  1,695,000       B-         Company Guaranteed, step bond to yield
                               13.156% due 5/1/06                                                                       1,402,613
  1,165,000       B-       Sr. Discount Notes, step bond to yield
                               12.957% due 9/15/05 1,103,837
  2,300,000 EUR   CCC+     Jazztel PLC, Sr. Notes, 13.250% due 12/15/09                                                 2,250,392
                           KMC Telecom Holdings, Inc.:
  2,865,000       B-         Sr. Notes, 13.500% due 5/15/09                                                             2,807,700
  4,030,000       B-         Sr. Discount Notes, step bond to yield
                               15.899% due 2/15/08                                                                      2,166,125
                           Level 3 Communications, Inc.:
 12,055,000       B          Sr. Discount Notes, step bond to yield
                               12.846% due 3/15/10+                                                                     6,027,500
  5,300,000 EUR   B          Sr. Notes, 11.250% due 3/15/10+                                                            5,020,860
                           NEXTLINK Communications, Inc.:
  7,000,000       B          Sr. Discount Notes, step bond to yield
                               12.051% due 6/1/09                                                                       3,955,000
  4,815,000       B          Sr. Discount Notes, step bond to yield
                               12.125% due 12/1/09+                                                                     2,551,950
  4,610,000       B          Sr. Notes, 12.500% due 4/15/06                                                             4,909,650
  4,370,000       B          Sr. Notes, 10.750% due 6/1/09                                                              4,227,975
  6,035,000       B-       Primus Telecommunications Group, Inc., Sr. Notes,
                             11.750% due 8/1/04                                                                         5,823,775

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Telecommunications-Other-- 11.9% (continued)
  3,260,000       B-       Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                                        $   3,423,000
    625,000       Caa*     Versatel Telecom International NV., Sr. Notes,
                             13.250% due 5/15/08                                                                          639,062
  3,625,000       B-       Viatel, Inc., Sr. Notes, 11.250% due 4/15/08                                                 3,298,750
  2,900,000       BB-      Williams Communications Group Inc., Sr. Notes,
                             10.875% due 10/1/09                                                                        2,863,750
  6,575,000       NR       World Access Inc., Series B, Sr. Notes,
                             13.250% due 1/15/08                                                                        5,621,625
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       82,201,593
---------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular-- 10.5%
  4,600,000       CCC      Airgate PCS Inc., Sr. Sub. Notes, step bond to yield
                             13.304% due 10/1/09                                                                        2,507,000
  4,090,000       CCC+     Alamosa PCS Holdings, Inc., Company Guaranteed,
                             step bond to yield 12.723% due 2/15/10                                                     1,983,650
  1,125,000       B-       Centennial Cellular Corp., Sr. Sub. Notes,
                             10.750% due 12/15/08                                                                       1,113,750
                           Clearnet Communications:
  3,000,000       NR         Sr. Secured Notes, 10.125% due 7/7/07+                                                     3,000,000
  5,250,000 CAD   B          Sr. Discount Notes, step bond to yield
                            13.450% due 5/15/08                                                                         2,242,044
  5,440,000       B        Crown Castle International Corp., Sr. Discount Notes,
                             step bond to yield 11.165% due 5/15/11                                                     3,100,800
  1,855,000       NR       Dobson / Sygnet  Corp., Sr. Notes, 12.250% due 12/15/08                                      1,947,750
                           Dolphin Telecom PLC, Sr. Discount Notes:
  3,125,000       CCC+       Step bond to yield 11.564% due 6/1/08                                                      1,359,375
  4,750,000 EUR   Caa*       Step bond to yield 9.780% due 6/1/08                                                       1,931,744
  4,100,000       BB       Global Crossing Holdings LTD, Sr. Notes,
                            9.500% due 11/15/09+                                                                        3,977,000
                           Microcell Telecommunications Inc., Sr. Discount Notes:
  1,610,000       B3*        Series B, step bond to yield 11.843% due 6/1/06                                            1,432,900
  4,790,000       B-         Step bond to yield 11.757% due 6/1/09                                                      3,053,625
  7,590,000       B-       Millicom International Cellular S.A., Sr. Discount Notes,
                           step bond to yield 14.082% due 6/1/06                                                        6,669,713
                           Nextel Communications, Inc., Sr. Discount Notes:
    875,000       B1*        Sr. Notes, 9.375% due 11/15/09                                                               807,188
  6,000,000       B1*        Step bond to yield 10.802% due 9/15/07                                                     4,380,000
 14,270,000       B1*        Step bond to yield 10.795% due 2/15/08                                                     9,846,300
    935,000       B2*      Omnipoint Corp., Sr. Notes, 11.500% due 9/15/09+                                             1,016,812
  1,985,000       NR       Spectrasite Holdings Inc., Sr. Discount Notes,
                             Step bond to yield 11.250% due 4/15/09                                                     1,032,200
                           Telesystem International Wireless Inc., Sr. Discount Notes:
 10,245,000       CCC+       Series B, step bond to yield 12.886% due 6/30/07                                           6,454,350
  5,205,000       CCC+       Series C, step bond to yield 12.270% due 11/1/07                                           2,875,763
  6,275,000       B3*      Triton PCS, Inc., Company Guaranteed,
                             step bond to yield 11.296% due 5/1/08                                                      4,282,687

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

        FACE
       AMOUNT++   RATING(a)                              SECURITY                                                        VALUE
=================================================================================================================================
Telephone - Cellular-- 10.5% (continued)
                           Voicestream Wire Co.:
  2,515,000       B2*        Sr. Discount Notes, step bond to yield
                               11.875% due 4/15/10+                                                                 $   1,509,000
  4,345,000       B2*        Sr. Notes, 10.375% due 11/15/09+                                                           4,323,275
                           Winstar Communications Corp.:
    950,000       B-         Sr. Discount Notes, step bond to yield
                               14.811% due 4/15/10+                                                                       446,500
    875,000       B-         Sr. Notes, 12.750% due 4/15/10+                                                              842,188
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       72,135,614
---------------------------------------------------------------------------------------------------------------------------------
Textiles-- 0.3%
  4,550,000 DEM   B        Texon International PLC, Sr. Notes,
                             10.000% due 2/1/08                                                                         2,081,335
---------------------------------------------------------------------------------------------------------------------------------
Transportation - Marine-- 0.3%
  2,125,000       B-       Oglebay Norton Co., Sr. Sub. Notes,
                             10.000% due 2/1/09                                                                         1,981,562
     15,000       BB-      Sea Containers Ltd., Series A, Sr. Sub. Debentures,
                             12.500% due 12/1/04                                                                           13,950
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,995,512
---------------------------------------------------------------------------------------------------------------------------------
Unregulated Power Generation-- 2.6%
                           AES Corp.:
  7,510,000       Ba1*       Sr. Notes, 9.500% due 6/1/09                                                               7,209,600
  5,370,000       Ba3*       Sr. Sub. Notes, 10.250% due 7/15/06                                                        5,289,450
  5,375,000       BB       Calpine Corp., Sr. Notes, 10.500% due 5/15/06                                                5,650,469
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       18,149,519
---------------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors-- 0.3%
  1,775,000       B        Buhrmann US, Inc., Sr. Sub. Notes, 12.250% due 11/1/09+                                      1,806,063
---------------------------------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS AND NOTES
                           (Cost-- $733,343,529)                                                                      635,818,493
=================================================================================================================================

================================================================================
   SHARES                           SECURITY                            VALUE
================================================================================
COMMON STOCK-- 0.1%

Telecommunications - Other-- 0.1%
     20,125           Pagemart Nationwide Inc.+                          430,172
--------------------------------------------------------------------------------
Telecommunications Equipment-- 0.0%
     20,659           World Access, Inc.                                 395,103
--------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost-- $373,320)                                  825,275
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

   SHARES                           SECURITY                            VALUE
================================================================================
PREFERRED STOCK-- 0.0%

Electronic Components-- 0.0%
      4,032           Viasystems Inc., Payment-in-kind, Series B       $  72,588
--------------------------------------------------------------------------------
Savings and Loan Associations-- 0.0%
      8,000           California Federal Preferred Capital Corp.,
                        Series A, Exchangeble 9.125%                     175,000
--------------------------------------------------------------------------------
Telephone - Cellular-- 0.0%
         85           Dobson Communications Corp., Payment-in-kind,
                        Exchangeble 13.000%                                8,160
--------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost-- $260,372)                                  255,748
================================================================================
WARRANTS-- 0.9%

Broadcasting-- 0.1%
     14,825           UIH Australia/Pacific, Inc., Expire 5/15/06        444,750
--------------------------------------------------------------------------------
Cable-- 0.0%
      5,700           Wireless One Inc., Expire 10/19/00                   1,425
--------------------------------------------------------------------------------
Internet Services-- 0.3%
      1,705           Cybernet Internet Services, Expire 7/1/09          179,025
      6,975           Splitrock Services, Inc., Expire 7/15/08         1,674,000
     13,950           WAM!NET Inc., Expire 3/1/05+                       162,169
--------------------------------------------------------------------------------
                                                                       2,015,194
--------------------------------------------------------------------------------
Paper-- 0.0%
      8,175           SDW Holdings Corp., Expire 12/15/06+               143,880
--------------------------------------------------------------------------------
Telecommunications - Other-- 0.4%
     43,470           Pagemart, Inc., Expire 12/31/03                    673,785
      6,975           RSL Communications, Ltd., Expire 11/15/06          279,000
     30,029           Tele 1 Europe B.V., Expire 5/15/09                 574,316
      1,675           Tele 1 Europe B.V.(EUR), Expire 5/15/09            575,983
        625           VersaTel Telecom International N.V., Expire
                      5/15/08+                                           378,125
--------------------------------------------------------------------------------
                                                                       2,481,209
--------------------------------------------------------------------------------
Telephone - Cellular-- 0.1%
      3,485           Airgate PCS Inc., Expire 10/1/09                   627,300
      6,725           Iridium World Communications Ltd., Expire
                      7/15/05+                                                67
--------------------------------------------------------------------------------
                                                                         627,367
--------------------------------------------------------------------------------
                      TOTAL WARRANTS
                      (Cost-- $1,748,885)                              5,713,825
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2000
--------------------------------------------------------------------------------

    FACE
   AMOUNT                           SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT-- 6.6%

$45,421,000           Goldman Sachs & Co., 6.090% due 4/3/00;
                      Proceeds at maturity-- $45,444,051;
                      (Fully collateralized by U.S. Treasury Notes,
                      Bonds and Bills, 0.000% to 6.875%
                      due 4/6/00 to 5/15/30;
                      Market value-- $46,329,542)
                      (Cost-- $45,421,000)                          $ 45,421,000
================================================================================
                      TOTAL INVESTMENTS-- 100%
                      (Cost-- $735,726,106**)                       $688,034,341
================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.

+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

@ Security has been issued with attached warrants. Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 19 for definition of ratings.

      Currency abbreviations used in this schedule:
      CAD -- Canadian Dollar
      DEM -- German Mark
      EUR -- Euro
      GBP -- British Pound

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB         --    Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B       --    Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and CCC           predominantly speculative with respect to capacity to pay
                  interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa         --    Bonds rated "Baa" are considered as medium grade obligations,
                  i.e., they are neither highly protected nor poorly secured.
                  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          --    Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           --    Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa         --    Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

NR          --    Indicates that the bond is not rated by Standard & Poor's or
                  Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $735,726,106)                     $ 688,034,341
  Cash                                                                      161
  Receivable for securities sold                                        406,765
  Receivable for open forward foreign currency contracts
   (Note 8)                                                           2,722,818
  Interest and dividends receivable                                  15,618,233
--------------------------------------------------------------------------------
  Total Assets                                                      706,782,318
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    3,654,470
  Dividends payable                                                   1,914,827
  Management fees payable                                               701,809
  Payable for open forward foreign currency contracts (Note 8)          591,434
  Accrued expenses                                                      117,908
--------------------------------------------------------------------------------
  Total Liabilities                                                   6,980,448
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 699,801,870
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      69,496
  Capital paid in excess of par value                               875,180,805
  Undistributed net investment income                                   416,763
  Accumulated net realized loss from security transactions         (130,264,229)
  Net unrealized depreciation of investments and foreign
   currencies                                                       (45,600,965)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.07 per share on 69,496,052 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 699,801,870
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2000

INVESTMENT INCOME:
  Interest                                                         $ 41,097,693
  Dividends                                                             355,380
--------------------------------------------------------------------------------
  Total Investment Income                                            41,453,073
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            4,264,844
  Shareholder communications                                            120,328
  Custody                                                                27,075
  Shareholder and system servicing fees                                  19,052
  Audit and legal                                                        14,640
  Directors' fees                                                         5,516
  Other                                                                  30,083
--------------------------------------------------------------------------------
  Total Expenses                                                      4,481,538
--------------------------------------------------------------------------------
Net Investment Income                                                36,971,535
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)         (30,240,488)
    Foreign currency transactions                                       549,587
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (29,690,901)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of
  Investments and Foreign Currencies:
    Beginning of period                                             (43,005,972)
    End of period                                                   (45,600,965)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (2,594,993)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (32,285,894)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  4,685,641
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2000 (unaudited) and the Year Ended September 30, 1999

                                                        2000          1999
================================================================================

OPERATIONS:
  Net investment income                           $  36,971,535   $  73,859,720
  Net realized loss                                 (29,690,901)    (41,919,147)
  Increase in net unrealized depreciation            (2,594,993)    (14,161,100)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              4,685,641      17,779,473
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (35,715,339)    (74,284,603)
  Capital                                                    --        (454,788)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                    (35,715,339)    (74,739,391)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Treasury stock acquired                           (24,128,827)             --
  Net asset value of shares issued
   for reinvestment of dividends                             --       2,293,455
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                          (24,128,827)      2,293,455
--------------------------------------------------------------------------------
Decrease in Net Assets                              (55,158,525)    (54,666,463)

NET ASSETS:
  Beginning of period                               754,960,395     809,626,858
--------------------------------------------------------------------------------
  End of period*                                  $ 699,801,870   $ 754,960,395
================================================================================
* Includes undistributed (overdistributed) net
  investment income of:                           $     416,763   $  (1,389,020)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income regulations. Accordingly, a portion of overdistributed net investment income tax and net realized gains amounting to $454,788 and $7,233, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets,


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the six months ended March 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $217,507,036
--------------------------------------------------------------------------------
Sales                                                               265,709,337
================================================================================

At March 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 10,373,863
Gross unrealized depreciation                                       (58,065,628)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(47,691,765)
================================================================================


--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Capital Loss Carryforward

At September 30, 1999, the Fund had, for Federal tax purposes, approximately $65,210,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                       2003           2004           2007
================================================================================
Carryforward Amounts                $16,016,600    $38,118,000    $11,075,400
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2000, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2000, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended March 31, 2000, the Fund did not write any call or put options.


--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At March 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                            Local            Market    Settlement    Unrealized
Foreign Currency           Currency           Value       Date       Gain (Loss)
================================================================================
To Buy:
Euro                      17,609,290     $ 16,939,397    6/15/00    $ (561,587)
--------------------------------------------------------------------------------
To Sell:
British Pound              3,918,000        6,252,633    6/22/00        66,396
Canadian Dollar            3,307,500        2,282,146     6/8/00       (29,847)
Euro                      43,799,665       42,133,437    6/15/00     2,656,422
--------------------------------------------------------------------------------
                                                                     2,692,971
--------------------------------------------------------------------------------
Net Unrealized Gain on Open
  Forward Foreign Currency Contracts                                $2,131,384
================================================================================

9. Capital Shares

At March 31, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On October 19, 1999, the Fund commenced a share repurchase plan. As of March 31, 2000, repurchased shares totaled 2,734,300.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:

                                     2000(1)       1999          1998          1997          1996          1995
================================================================================================================
Net Asset Value,
  Beginning of Period               $10.45        $11.24        $12.43        $11.72        $11.48        $11.20
----------------------------------------------------------------------------------------------------------------
Income (Loss) From
  Operations:
  Net investment income               0.53          1.03          1.08          1.15          1.14          1.14
  Net realized and unrealized
   gain (loss)                       (0.47)        (0.79)        (1.14)         0.68          0.22          0.28
----------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                     0.06          0.24         (0.06)         1.83          1.36          1.42
----------------------------------------------------------------------------------------------------------------
Gains From Repurchase
  of Treasury Stock                   0.06            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.50)        (1.03)        (1.13)        (1.12)        (1.12)        (1.12)
  Capital                               --         (0.00)*          --            --            --         (0.02)
----------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.50)        (1.03)        (1.13)        (1.12)        (1.12)        (1.14)
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                     $10.07        $10.45        $11.24        $12.43        $11.72        $11.48
----------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(2)            0.14%++      (9.36)%       (1.65)%       18.18%        21.07%         9.90%
----------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(2)         2.09%++       2.74%        (0.58)%       16.48%        12.86%        13.99%
----------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)            $700          $755          $810          $883          $819          $802
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.21%+        1.20%         1.18%         1.21%         1.21%         1.20%
  Net investment income              10.00+         9.28          8.81          9.63          9.85         10.02
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 31%           83%           98%           87%           73%           59%
----------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                     $8.625        $9.125       $11.125       $12.438       $11.500       $10.500
================================================================================================================

(1)   For the six months ended March 31, 2000 (unaudited).

(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

*     Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                            NYSE        Net Asset       Dividend   Reinvestment
                        Closing Price     Value           Paid         Price
================================================================================
1998
  October 28               $11.69        $12.30          $0.0930     $12.200
  November 24               12.31         12.23           0.0930      12.230
  December 22               12.44         12.26           0.0930      12.260
  December 31               12.50         12.24           0.0375      12.240
  January 27                12.63         12.24           0.0930      12.240
  February 24               12.69         12.30           0.0930      12.300
  March 24                  11.88         12.29           0.0930      11.990
  April 21                  11.94         12.32           0.0890      11.880
  May 26                    11.50         12.25           0.0890      11.930
  June 23                   11.81         12.16           0.0890      11.900
  July 28                   11.56         12.21           0.0890      11.790
  August 25                 11.69         11.82           0.0890      10.810
  September 22              10.69         11.16           0.0890      10.850
1999
  October 27                11.06         10.73           0.0890      10.730
  November 23               11.19         11.29           0.0890      11.150
  December 21               10.44         11.18           0.0890      10.610
  January 26                10.38         11.30           0.0860      10.390
  February 23               10.50         11.16           0.0860      10.560
  March 23                  10.69         11.15           0.0860      10.570
  April 27                  10.50         11.27           0.0860      10.720
  May 25                    10.38         10.97           0.0860      10.530
  June 22                   10.44         10.80           0.0860      10.450
  July 23                   10.19         10.83           0.0840       9.860
  August 20                  9.31         10.55           0.0840       9.460
  September 17               9.00         10.46           0.0840       9.040
2000
  October 22                 8.63         10.36           0.0840       9.190
  November 18                8.94         10.40           0.0840       8.570
  December 22                8.56         10.49           0.0840       8.490
  January 21                 9.00         10.42           0.0840       8.940
  February 17                8.56         10.35           0.0840       8.430
  March 24                   8.63         10.07           0.0840       8.570
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the


--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited) (continued)
--------------------------------------------------------------------------------

On February 23, 2000, the annual meeting of shareholders of the Fund was held for the purpose of voting on the following matters:

1. To vote on the election of Heath B. McLendon, Roderick C. Rasmussen and John P. Toolan, as Directors; and

2. To approve or disapprove the selection of KPMG LLP as the independent auditors for the current fiscal year of the Fund.

The results of the vote on Proposal 1 were as follows:

                            Shares     Percentage       Shares      Percentage
                             Voted      of Shares        Voted       of Shares
Name of Directors*            For         Voted         Against        Voted
================================================================================
Heath B. McLendon       66,260,425.057    93.088%    1,230,404.269      1.729%
Roderick C. Rasmussen   66,225,233.057    93.039     1,265,596.269      1.778
John P. Toolan          66,123,119.283    92.895     1,367,710.043      1.921
================================================================================

The results of the vote on Proposal 2 were as follows:

    Shares     Percentage     Shares      Percentage                Percentage
     Voted      of Shares      Voted       of Shares     Shares      of Shares
      For         Voted       Against        Voted     Abstaining    Abstained
================================================================================
66,525,198.300   93.46%     323,025.109     0.454%     642,605.917    0.903%
================================================================================

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Lee Abraham, Allan J. Bloostein, Jane F. Dasher, Donald R. Foley, Richard E. Hanson, Jr. and Paul Hardin.


--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

HIGH INCOME
Opportunity Fund Inc.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013

FD0802 5/00

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